                               POWER OF ATTORNEY
                               -----------------

     The undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, in her name, place and stead to execute on her behalf, as director of Tambrands Inc. ("Tambrands"), the Registration Statement of Tambrands on Form S-8 (the "Registration Statement") for the registration of shares of Tambrands Common Stock, par value $0.25 ("Common Stock"), in connection with the Tambrands Inc. 1995 Directors Stock and Deferred Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable Tambrands to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated below.



                                          /s/Lilyan H. Affinito
                                          ---------------------
                                          Lilyan H. Affinito



Dated:  November 8, 1995

                               POWER OF ATTORNEY
                               -----------------

     The undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as director of Tambrands Inc. ("Tambrands"), the Registration Statement of Tambrands on Form S-8 (the "Registration Statement") for the registration of shares of Tambrands Common Stock, par value $0.25 ("Common Stock"), in connection with the Tambrands Inc. 1995 Directors Stock and Deferred Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable Tambrands to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                           /s/Paul S. Doherty
                                           ------------------
                                           Paul S. Doherty



Dated:  November 6, 1995

                               POWER OF ATTORNEY
                               -----------------

     The undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as director of Tambrands Inc. ("Tambrands"), the Registration Statement of Tambrands on Form S-8 (the "Registration Statement") for the registration of shares of Tambrands Common Stock, par value $0.25 ("Common Stock"), in connection with the Tambrands Inc. 1995 Directors Stock and Deferred Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable Tambrands to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                               /s/Robert P. Kiley
                                               ------------------
                                               Robert P. Kiley



Dated:  November 6, 1995

                               POWER OF ATTORNEY
                               -----------------

     The undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as director of Tambrands Inc. ("Tambrands"), the Registration Statement of Tambrands on Form S-8 (the "Registration Statement") for the registration of shares of Tambrands Common Stock, par value $0.25 ("Common Stock"), in connection with the Tambrands Inc. 1995 Directors Stock and Deferred Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable Tambrands to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                           /s/John Loudon
                                           ------------------
                                           John Loudon



Dated:  November 9, 1995

                               POWER OF ATTORNEY
                               -----------------

     The undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, in her name, place and stead to execute on her behalf, as director of Tambrands Inc. ("Tambrands"), the Registration Statement of Tambrands on Form S-8 (the "Registration Statement") for the registration of shares of Tambrands Common Stock, par value $0.25 ("Common Stock"), in connection with the Tambrands Inc. 1995 Directors Stock and Deferred Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable Tambrands to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated below.



                                           /s/Ruth M. Manton
                                           -----------------
                                           Ruth M. Manton



Dated:  November 10, 1995

                               POWER OF ATTORNEY
                               -----------------

     The undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as director of Tambrands Inc. ("Tambrands"), the Registration Statement of Tambrands on Form S-8 (the "Registration Statement") for the registration of shares of Tambrands Common Stock, par value $0.25 ("Common Stock"), in connection with the Tambrands Inc. 1995 Directors Stock and Deferred Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable Tambrands to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                             /s/John A. Meyers
                                             -----------------
                                             John A. Meyers



Dated:  November 7, 1995

                               POWER OF ATTORNEY
                               -----------------

     The undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as director of Tambrands Inc. ("Tambrands"), the Registration Statement of Tambrands on Form S-8 (the "Registration Statement") for the registration of shares of Tambrands Common Stock, par value $0.25 ("Common Stock"), in connection with the Tambrands Inc. 1995 Directors Stock and Deferred Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable Tambrands to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                            /s/H.L. Tower
                                            -------------
                                            H.L. Tower



Dated:  November 6, 1995

                               POWER OF ATTORNEY
                               -----------------

     The undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Edward T. Fogarty, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as director of Tambrands Inc. ("Tambrands"), the Registration Statement of Tambrands on Form S-8 (the "Registration Statement") for the registration of shares of Tambrands Common Stock, par value $0.25 ("Common Stock"), in connection with the Tambrands Inc. 1995 Directors Stock and Deferred Compensation Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable Tambrands to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.



                                            /s/Robert M. Williams
                                            ---------------------
                                            Robert M. Williams



Dated:  November 9, 1995